                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-41791) of Ergo Science Corporation (the "Company") of our report, dated March 13, 2000, relating to the Company's financial statements, which appears in this Annual Report on Form 10-K.


                                                  /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 30, 2000




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